Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

February 5, 2020

PEABODY AND ELLIOTT MANAGEMENT ENTER INTO AGREEMENT;

NEW MEMBERS TO BE APPOINTED TO BOARD OF DIRECTORS

ST. LOUIS, Feb. 5 – Peabody (NYSE: BTU) announced today that it will appoint several new members to the company’s Board of Directors in conjunction with the February Board meeting, including Elliott Management Equity Partner Dave Miller, Elliott Management Portfolio Manager Samantha Algaze and tenured coal industry executive Darren Yeates. Peabody and Elliott have also agreed to add a fourth independent director with extensive mining operations experience, to be jointly identified by Peabody and Elliott. The company will also nominate each of the new directors, along with all current directors, for a full one-year term at the company’s upcoming annual meeting of shareholders in May.

Peabody and Elliott, the company’s largest shareholder, also have entered into a cooperation agreement outlining the relationship between the two companies. Elliott has agreed to certain customary standstill, voting and other provisions. A copy of the agreement is being included in a Peabody Form 8-K filing with the Securities and Exchange Commission to be filed today.

“We’re pleased to welcome these skilled and experienced professionals to our board,” said Peabody Chairman Bob Malone. “Together they will bring a broad range of financial, portfolio and operational expertise that complements the strong skill sets and diverse perspectives already represented in our directors.”

“We welcome this closer relationship with Elliott, which has been a substantial investor in Peabody’s capital structure for more than four years,” said Peabody President and Chief Executive Officer Glenn Kellow. “We are aligned in our objectives of maximizing value creation and shareholder returns. We look forward to benefitting from the contributions of these new directors.”

“We are convinced that Peabody has significant unrealized potential,” said Dave Miller. “Elliott has built a strong relationship with the team at Peabody in recent years, and we look forward to helping the company create substantial long-term value for all investors.”

Dave Miller is Equity Partner, Senior Portfolio Manager and Head of U.S. Restructuring for Elliott Management, and a member of the Management Committee. Mr. Miller joined Elliott in 2003 after working in M&A and financing advisory roles at Peter J. Solomon Company. Mr. Miller is also currently a director of Acosta, a leading full-service sales and marketing agency; the Brazilian American Automotive Group, Inc., one of the largest automotive dealership groups in Latin America; and Arconic, a company specializing in lightweight metals engineering and manufacturing. Mr. Miller received a Bachelor of Arts from Harvard University.

Samantha Algaze is a Portfolio Manager at Elliott Management Corporation where she works on investments spanning multiple industries. She joined Elliott in 2013 after working at H.I.G. Capital in the Private Equity division. Prior to that, she was an analyst in Deutsche Bank’s Real Estate, Gaming, Lodging & Leisure Investment Banking Group. Ms. Algaze is also currently serving as Chairman of the Board of Managers of Claire’s Holdings LLC. Ms. Algaze received a Bachelor of Science degree from the University of Pennsylvania’s Wharton School of Business.

Darren Yeates currently serves as a director and principal of Yeates Advisory Services Pty Ltd, a consulting firm he co-founded in November 2016. Mr. Yeates has over 35 years of mining industry experience, most recently as COO of MACH Energy Australia, a developer and supplier of thermal coal to both the Australian domestic and Asian export markets, from May 2018 to December 2019. He was previously CEO of GVK Hancock Coal from January 2014 until June 2016. Prior to that, Mr. Yeates spent over 22 years with Rio Tinto, including as Acting Managing Director and Chief Operating Officer for Coal Australia, General Manager Ports and Infrastructure for Pilbara Iron and General Manager Tarong Coal. He began his mining career at BHP in coal operations and metalliferous exploration. Mr. Yeates has served as a director of Emeco Holdings Limited, an Australian mining services company, since April 2017, and WorkPac Pty Ltd, a diversified employment recruiter, since January 2018. He also served as a director at Stanmore Coal Limited, an Australian coal company, from May 2019 until February 2020. Mr. Yeates is currently CEO of WorkPac in an interim capacity as the Board searches for a permanent CEO. He has a Bachelor of Engineering (Mining) from University of Queensland, a Graduate Diploma in Management from the University of Central Queensland and a Graduate Diploma of Applied Finance and Investment from the Securities Institute of Australia. He has an Executive MBA from the Monash Mt Eliza Business School and is a Fellow of the Australian Institute of Company Directors.

This press release is not a proxy statement or a solicitation of proxies from the holders of Peabody common stock. A solicitation of proxies in connection with the 2020 Annual Meeting will be made only by Peabody’s definitive proxy statement that will be mailed to all shareholders of record on the record date of March 12, 2020. Peabody will be filing a definitive proxy statement for the 2020 Annual Meeting with the Securities and Exchange Commission. Shareholders are urged to read the proxy statement and any other relevant documents filed or that will be filed with the SEC when they become available because they will contain important information. Shareholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s website at http://www.sec.gov or through the company’s own website at https://www.peabodyenergy.com/Investor-Info/Shareholder-Information/Annual-Report.

The directors, nominees for election as director, executive officers and certain other members of management and employees of the company may be deemed “participants” in the solicitation of proxies from stockholders of the company in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the company in connection with such matters will be set forth in the definitive proxy statement for the 2020 Annual Meeting to be filed with the SEC. In addition, information about the company’s executive officers and directors may be found in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, when available, and in its definitive proxy statement filed with the SEC on March 27, 2019.

Peabody (NYSE: BTU) is the leading global pure-play coal company and a member of the Fortune 500, serving power and steel customers in more than 25 countries on six continents. The company offers significant scale, high-quality assets, and diversity in geography and products. Peabody is guided by seven core values: safety, customer focus, leadership, people, excellence, integrity and sustainability.

Contact:

Vic Svec 314.342.7768

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,”

“goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the company’s control, that are described in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018 and most recent quarterly report on Form 10-Q, as well as additional factors we may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.